© 2018, XL Group Ltd. All rights reserved. XL Group Ltd Q1 2018 Results and Overview May 2, 2018

© 2018, XL Group Ltd. All rights reserved. Cautionary Note Regarding Forward – Looking Statements 2 This presentation contains forward-looking statements. Statements that are not historical facts, including statements about XL Group Ltd.’s (“XL” or the “Company”) beliefs, plans, expectations or future results of operations are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on current plans, estimates and expectations, all of which involve risk and uncertainty. Investors should consider the important risks and uncertainties that may cause actual results to differ, including in particular those discussed in our press releases issued on February 1, 2018 and March 5, 2018, as well as those included in our reports on Form 10-K, 10-Q and other documents on file with the Securities and Exchange Commission. Actual results may differ materially from those included in such forward-looking statements and therefore you should not place undue reliance on them. Forward-looking statements speak only as of the dates on which they are made. We undertake no obligation to update publicly or revise any forward looking statement, whether as a result of new information, future developments or otherwise. This document contains certain non-GAAP financial measures. The reconciliation of such measures to the most comparable GAAP measures in accordance with Regulation G is included in the Reconciliation starting on page 39 of this document.

© 2018, XL Group Ltd. All rights reserved. Q1 2018 Results

© 2018, XL Group Ltd. All rights reserved. Q1 2018 Highlights Compared to the same period last year unless otherwise noted • We are pleased with our solid start to 2018, in-line with our expectations • Maintained market leadership globally across a variety of business lines • Broad rate increases being achieved across the portfolio, which will earn into our results over the rest of the year • Growth in gross written premiums, while managing net risk by ceding certain exposures • Continued growth and underlying margin improvement across the Insurance portfolio • Reinsurance lower margin was largely driven by strategic initiatives including a shift in portfolio mix towards lower volatility and an increase in outward reinsurance protection • Positive net prior year development (“PYD”), which included minor adverse development of $53 million, or 2.6% of 2017 catastrophe losses • Continue to enhance risk transfer program and increase usage of alternative capital • Announced definitive agreement to be acquired by AXA SA for $57.60 per share on March 5, 2018 4

# Earnings and ROE

*Compared to the same period last year unless otherwise noted*

XL GROUP

Net Income / (Loss) Available to Common Shareholders

- Q1 $152.6 million compared to $152.8 million; $0.58 per share compared to $0.57
- Includes $23 million, or $0.09 per share, for AXA–related transaction costs
- Includes $41.5 million related to the retrocession arrangement of our legacy Life operations. This is offset by the same item with opposite sign as part of AOCI therefore with no impact on our Balance Sheet[1]

Operating Net Income / (Loss)[2]

- Q1 $214.4 million compared to $136.1 million; $0.82 Operating EPS[1] compared to $0.50

| | 3 months 3/31/18 | 3 months 3/31/17 |
|---|---|---|
| Annualized ROE | 6.3% | 5.6% |
| Annualized Operating ROE[3] | 8.8% | 5.0% |
| Annualized Operating ROE[3] excluding average AOCI | 9.4% | 5.4% |
| Annualized Operating ROE[3] excluding average AOCI and Catlin-related Integration Costs[4] | 9.4% | 6.5% |

1 For further details please see slide 36
2 Operating Net Income and Operating EPS are non-GAAP financial measures. Operating Net Income excludes $23 million of AXA-related transaction costs. See reconciliation to Net Income (Loss) attributable to common shareholders on page 40.
3 Please see Regulation G reconciliation starting on page 39 for a definition and adjustments made to calculate Annualized Operating ROE measures, which are non-GAAP financial measures.
4 Catlin-related Integration costs completed June 30, 2017.

© 2018, XL Group Ltd. All rights reserved.

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© 2018, XL Group Ltd. All rights reserved. 0.50 0.82 0.82 0.30 0.09 0.13 0.13 0.20 0.20 0.13 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 Q1-17 AY UW Income ex-Cats Cats PYD NII + Aff. Income Corp. Op. Exp. NCI Other incl. Tax Q1-18 3 153 214 65 23 26 - 50 100 150 200 250 300 Q1-18 Net Income Real. gains/loss on Inv. AXA-related expenses FX, Life FWA, Tax & Other Q1-18 Operating Net Income Net Income and Operating Earnings Net income largely unchanged compared to prior year period; Operating EPS increase driven by lower cats, PYD releases, positive contributions from the investment portfolio and expenses, offset by lower Accident Year UW income ex cats in Reinsurance Operating EPS¹ Amounts may not add up due to rounding Abbreviations defined in the glossary on page 39 1 Operating EPS (or “Operating Net Income (Loss) Per Share”) and Operating Net Income are non-GAAP financial measures. See Reconciliation on pages 40-41. 2 Net Income (Loss) Attributable to Common Shareholders. 3 Includes Gain (Losses) on Other Investments • Increases in premiums in Insurance; increases in premiums in Reinsurance with decline in accident year loss ratio excluding cats largely driven by shift in portfolio mix towards lower volatility/lower cat-exposed risk and increases in reinsurance protection • Favorable PYD, which included minor adverse development of $53 million, or 2.6% of 2017 catastrophe losses • Positive contribution from the investment portfolio, including affiliate and hedge funds performance • Corporate operating expense favorable to prior year • Non-Controlling Interests benefit primarily attributable to lower Preference Share dividends • AXA-related transaction expenses of $22.6 million included in net income and not in operating net income • Effective tax rate 12% excluding a discrete tax expense of $6.4 million • Fully diluted book value per common share $36.53, decreased by $1.51, or 4.0% compared to 12/31/17 driven primarily by unrealized losses in the investment portfolio from rising interest rates more than offsetting net income Net Income2 vs. Operating Net Income1 Amounts may not add up due to roundingUSD million 6

© 2018, XL Group Ltd. All rights reserved. 5.4% 7.7% (8.9%) (5.4%) 9.4% 6.5% 9.0% (8.0%) (4.8%) 9.4% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 136 255 (1,029) 116 214 153 302 (1,044) 29 153 (1,100) (900) (700) (500) (300) (100) 100 300 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Trends in Net Income, Operating Earnings and ROE Annualized operating ROE continuing progress and trend from 1H17 7 Net Income1 & Operating Net Income2 YTD Annualized Operating ROE3 Operating Net Income Net income1USD million Annualized Operating ROE ex AOCI Annualized Operating ROE ex AOCI ex Catlin-related Integration Costs 1 Net Income (Loss) Attributable to Common Shareholders. 2 Operating Net Income and Operating EPS (or “Operating Net Income (Loss) Per Share”) are non-GAAP financial measures. See reconciliation on pages 40-41. 3 Annualized Operating ROE based on Operating Net Income is a non-GAAP financial measure. See reconciliation on page 41. Net Inc. (Loss) attrib. to Common Shareholders per Share 0.57 1.14 (4.06) 0.11 0.58 Operating EPS2 0.50 0.96 (4.00) 0.45 0.82

© 2018, XL Group Ltd. All rights reserved. 1,509 1,741 1,660 1,794 1,482 1,186 836 651 694 1,385 2,694 2,577 2,311 2,488 2,867 - 500 1,000 1,500 2,000 2,500 3,000 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Underwriting - Insurance Continuing trend of Loss Ratio improvements driven by disciplined underwriting and risk selection 8 Insurance Amounts may not add up due to rounding Net premium written Ceded premium written USD million Top Line & Portfolio Management Premium growth driven by Property and Casualty lines in our International business group and Construction and Global Risk Management in North America Ceded premiums increased in alignment with gross written as well as due to additional cat- exposure covers Rates Broad increase of 3.3% across multiple lines and geographies. North America Property up 10-15%, Int’l Property up 3%, Casualty and Professional up low-to-single digit globally Prior Year Development (“PYD”) Reductions in pre-2017 cats and favorable ceded reserves offset $10 million net increase on 2017 catastrophe losses Natural Catastrophes Cats included multiple US storms, European windstorm Eleanor, Australian flooding and severe winter weather in Europe and the UK Loss Ratio ex- PYD & Cats Improvement driven by underwriting actions and improved rate environment Operating Expenses Higher than prior year quarter largely due to investment in the business and certain one-time variable compensation related costs USD millions Q1-18 Q1-17 Gross premium written 2,867 2,694 Net premium earned 1,666 1,635 Loss ratio 63.9% 64.8% Acquisition expense ratio 13.3% 12.9% Operating expense ratio 19.1% 17.5% Combined ratio 96.3% 95.2% Underwriting profit (loss) 62 79 PYD (release)/strengthen (5) (5) Loss ratio ex-PYD & Cats 60.4% 60.8% Combined ratio ex-PYD 96.6% 95.5% Combined ratio ex-PYD & Cats 92.8% 91.2% UW profit (loss) ex-PYD & Cats 121 144

© 2018, XL Group Ltd. All rights reserved. 1,471 905 666 922 1,671 456 73 39 150 390 1,927 978 705 1,072 2,061 - 500 1,000 1,500 2,000 2,500 3,000 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Underwriting – Reinsurance Loss Ratio impacted by strategic initiatives including the shift in portfolio towards lower volatility business and incremental reinsurance protection 9 Reinsurance Amounts may not add up due to rounding Net premium written Ceded premium written USD million Top Line & Portfolio Management Growth in written and earned premiums while maintaining strict discipline Rates Rates improved 4.3% through April 1 in all regions and classes of business. Property Cat up 6% with April 1 Japan renewals flat. Casualty up 4% and Property Treaty up 4% as well Prior Year Development (“PYD”) Favorable development on attritional and general catastrophe reserves and pre-2017 cats partially offset by unfavorable $43 million development on 2017 catastrophe losses Natural Catastrophes Benign Catastrophe quarter. Net impact of Cat on Loss ratio only 1.0%. Loss Ratio ex- PYD & Cats Lower margin was largely driven by strategic initiatives including a shift in portfolio mix towards lower volatility and an increase in outward reinsurance protection earning in Operating Expenses Slight improvement USD millions Q1-18 Q1-17 Gross premium written 2,061 1,927 Net premium earned 931 884 Loss ratio 59.8% 59.2% Acquisition expense ratio 25.9% 25.3% Operating expense ratio 7.9% 8.1% Combined ratio 93.6% 92.6% Underwriting profit (loss) 60 65 PYD (release)/strengthen (4) 29 Loss ratio ex-PYD & Cats 59.2% 53.0% Combined ratio ex-PYD 94.0% 89.4% Combined ratio ex-PYD & Cats 92.9% 86.5% UW profit (loss) ex-PYD & Cats 66 120

© 2018, XL Group Ltd. All rights reserved. 0 500 1,000 1,500 2,000 2,500 3,000 Q415 Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 PF Q118 PF 1:250 Net Probable Maximum Loss1 by peril region 22 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Q415 Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 PF Q118 PF 1:100 Net Probable Maximum Loss1 by peril region Catastrophe Risk Management Increased major catastrophe protection by over $600 million, or 18%, compared to 2017 - includes per occurrence, stop loss and pro rata coverages 10 1 Probable maximum losses (“PML”), do not represent our maximum potential exposures and are pre-tax. Please see page 37 in the Appendix for additional disclosure regarding use of PMLs 2 Pro forma applying the reinsurance programs that are in place as of January 31, 2018 against the October 1, 2017 in-force exposures for Q4-17PF and reinsurance programs in place as of April 1, 2018 against the January 1, 2018 in-force exposures for Q1-18PF. Q4-17 1:100 PMLs applying reinsurance programs as of October 1 2017 are $1,229 million for N. Atlantic WS, $939 million for N. America EQ, $425 million for Europe WS, $475 million for Japan EQ and $292 million for Japan WS; 1:250 PMLs are $2,382 million for N. Atlantic WS, $1,673 million for N. America EQ, $854 million for Europe WS, $780 million for Japan EQ and $391 million for Japan WS. Q1-18 1:100 PMLs applying reinsurance programs as of January 1 2018 are $864 million for N. Atlantic WS, $814 million for N. America EQ, $698 million for Europe WS, $524 million for Japan EQ and $448 million for Japan WS; 1:250 PMLs are $1,911 million for N. Atlantic WS, $1,117 million for N. America EQ, $839 million for Europe EQ, $714 million for Japan EQ and $482 million for Japan WS. U S D m i l l i o n Changes in the Ceded Re program in Q1-18 − Expanded our net property quota share transaction from $225 million of limit at January 1 2018 to $380 million of limit at April 1 2018 − Further catastrophe cessions planned 22 Zone USD million Peril Q1-17 Q2-17 Q3-17 Q4-17 PF Q1-18 PF N. Atlantic Windstorm 1,045 1,069 1,071 832 770 N. America Earthquake 944 995 1,010 793 774 Europe Windstorm 840 824 891 790 637 Japan Earthquake 751 740 758 529 545 Japan Windstorm 537 538 535 462 415 22 Q1-17 Q2-17 Q3-17 Q4-17 PF Q1-18 PF 1,893 1,973 1,970 1,828 1,723 1,552 1,557 1,600 989 974 1,061 1,064 1,109 931 764 1,013 1,042 1,076 740 647 698 679 692 487 505 22 U S D m i l l i o n Europe Windstorm North America Earthquake North Atlantic Windstorm Japan Earthquake Japan Windstorm

© 2018, XL Group Ltd. All rights reserved. 113 94 58 (92) (391) (700) (500) (300) (100) 100 300 500 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 167 177 172 186 188 52 74 63 15 56 - 50 100 150 200 250 300 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Investments1 Strong investment results driven by an increase in Net Investment Income (“NII”) and Affiliate income 11 Change in unrealized gains & losses3 Net Inv. Income Income from Affiliates 1 All figures based on U.S. GAAP and excluding the designated investments that support the life retrocession arrangement with GreyCastle (“Life Funds Withheld Assets”) 2 Investment & Operating Affiliates 3 Total available-for-sale, equities and other investments Usual Accounting lag Hedge Funds Affiliates 1 month Private Investments & Operating Affiliates 3 month USD million NII benefited from targeted portfolio rotations, capitalizing on the increase in interest rates Affiliate income was primarily driven by strong hedge fund returns NII and Affiliate Income2 USD million

© 2018, XL Group Ltd. All rights reserved. 491 460 470 454 458 434 434 409 407 450 73 55 52 55 59 34 39 - 23 515 523 508 517 468 473 409 407 473 - 100 200 300 400 500 600 700 Q415 Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 564 2.17 2.09 1.84 1.69 1.75 - 1.85 1.00 1.20 1.40 1.60 1.80 2.00 2.20 2.40 2014 2015 2016 2017 2018 Continuous Improvement Expect continuing operating leverage in 2018 Q1 2018 Total operating expenses 4% higher compared to prior year quarter, excluding $22.6 million AXA-related transaction expenses versus prior year period excluding Catlin-related integration costs Corporate operating expense favorable to prior year due to lower variable non-underwriting executive compensation Insurance segment operating expenses higher than prior year period due to investment in the business and certain one-time variable compensation related costs 2018 Total operating expenses expected to increase at a slower rate than revenue, driving continued operating leverage • $1.75 - $1.85 billion • Investments in the business commensurate with growth in premiums 12 Catlin-related integration cost USD million Operating Expenses Amounts may not add up due to rounding AXA-related transaction cost Efficiency trend continues to improve Total Operating Expenses excluding Integration costs1 USD billion 1 Total Operating Expenses for 2015 include Catlin as if the acquisition had closed on 1/1/2015. In addition to the integration costs, the Total Operating Expenses excludes costs related to the Catlin acquisition incurred in 2015 of $64.7 million. 2014 figure based on: (a) Catlin’s 2014 “Administrative & other expenses” (as reported in Catlin’s 2014 Annual Report), with a $100 million reclassification to reflect XL’s accounting policies for certain ceding commissions, for a total of $827 million; plus (b) XL’s 2014 operating expenses of $1.341 billion (as reported in XL’s Form 10-K for the year ended December 31, 2014) Operating Expenses excluding Catlin-related integration Q3 and Q4 2017 included lower management variable compensation driven by catastrophe loss impact on Group results

© 2018, XL Group Ltd. All rights reserved. Overview of XL

© 2018, XL Group Ltd. All rights reserved. Global P&C re/insurance provider, specialized in providing solutions to commercial risks 14 Market Scale Portfolio Diversification Strong brand and client satisfaction Relevance and global distribution network A unique franchise dedicated to underwriting and claims excellence and to create solutions to even the most complex risks

© 2018, XL Group Ltd. All rights reserved. 0 500 1,000 1,500 2,000 MS Amlin XL Catlin Hiscox Beazley Tokio Marine Kiln QBE Liberty A leader in commercial lines with strong distribution in specialty markets 15 Global reach and broad product suite allows XL to establish a leadership position in Commercial Risks Sub-sector leadership with expertise in large and upper mid-market segments • Leader in the U.S. Commercial lines, London Market and Specialty risks • Recognized brand in Casualty and Professional lines where significant barriers to entry exist • Top 10 Global Reinsurer – A business where size and scale matter Leading position in the London Market provides a competitive advantage with a privileged access to Global Specialty Risks Source: AON Benfield Global Reinsurers by 2016 NPW $m Non-Life Only Ranking Company Gross Net 1 Swiss Re 21,878 21,430 2 Munich Re 18,784 17,931 3 Hannover Re 9,699 8,414 4 Berkshire Hathaway 8,037 8,037 5 SCOR 5,942 5,323 6 Transatlantic 4,330 3,969 7 Everest Re 4,247 3,885 8 Partner Re 4,189 3,837 9 XL Group 3,975 3,515 10 MS&AD 3,192 na Source: © AM Best – used with permission - Global Reinsurance Overview Sept 5th 2017 Top 10 Lloyd’s Managers by 2017 capacity G B P m i l l i o n Market Scale

© 2018, XL Group Ltd. All rights reserved. 48% 45% 7% 68% 32% Risk origination power from combination of Insurance and Reinsurance Our reinsurance companies serve most of the world's 500 leading insurance companies More than 90% of Fortune 500 companies Our insurance companies serve large corporations and specialized middle market organizations from different sectors – including many key players in local and global economies 16 Market Scale Insurance Reinsurance 2017 GPW $14.8 billion 2017 NPW split by country of subsidiary North America Europe Other 99% of UK’s FTSE 100 companies

© 2018, XL Group Ltd. All rights reserved. LATIN AMERICA Argentina Brazil Colombia Mexico N.AMERICA Bermuda Canada US ASIA PACIFIC Australia China Hong Kong India Japan** Malaysia Singapore EUROPE, MIDDLE EAST & AFRICA Austria Belgium Denmark France Germany Ireland Italy Norway Spain Sweden Switzerland The Netherlands United Kingdom UAE (Dubai) 17 * Country capability count is based on the International Organization for Standardization (ISO.org) country code listing - ISO 3166. ** Representative office Complete and diversified set-up with means to deploy capital on a global basis Strong presence in N. America, Lloyd’s Europe and Asia-Pacific Market Scale

© 2018, XL Group Ltd. All rights reserved. Our P&C Operating Model business groups aligned to drive underwriting and claims excellence with consistent quality standards 18 Global Lines Insurance North America Insurance International Insurance Reinsurance 4 Risk Origination benefit from the combination of Insurance and Reinsurance: as capital becomes more commoditized, access to risk is the key differentiator for success…we are uniquely positioned to build on our brand and reputation to partner with capital providers Scale matters: for Insurance we are relevant to our brokers and partners; for Reinsurance, given the natural consolidation of reinsurance panels to focus on a few large partners…and we are one of them (top 10 Global Reinsurer) Reinsurance key strategic imperative: As underwriting and analytical expertise are the key technologies of the industry, the continuous development of Reinsurance capabilities ensures we remain at the forefront of the industry with a sustainable competitive advantage Portfolio Diversification

© 2018, XL Group Ltd. All rights reserved. 22% 28% 20% 30%37% 23% 40% Portfolio Diversification Dual platform 19 Casualty & Professional Property Catastrophe Property Non-Catastrophe Global Lines North America International Specialty & Other Broad range of P&C risks Well positioned to benefit from and lead sustainable, broad market hardening Portfolio Diversification Insurance Reinsurance 2017 Gross Premiums Written

© 2018, XL Group Ltd. All rights reserved. Rich and diversified product mix with varied product lines Global Lines Insurance 20 UW Unit Distinctive Advantage Fine Art & Specie and Private Clients Dominant position in the London Market with ability to offer a complete suite of products Equine, Livestock, Aquaculture Recognized brand with ability to deliver globally on diverse product lines Political Risk & Commercial Bond Top 3 market position with one of the broadest product ranges, line size and tenor capabilities available, supported by a robust Country Risk Management Crisis Management A global operation offering a broad suite of specialist coverages, with a combined approach of insurance and expert third party services Aviation & Aerospace Ranked among the top 3 writers world-wide, long established Aerospace team (since 1998), with one of the broadest underwriting networks of any aviation insurer Accident & Health One of the largest underwriter in Lloyd’s, one of a handful of carriers who can deliver a combination of Life, Accident & Health Energy & Marine Highly technical expertise coupled with significant lead market capacity London Wholesale One of the largest markets for UK, US and International Coverholders Portfolio Diversification

# Rich and diversified product mix with varied product lines

## North America Insurance

Portfolio Diversification

XL GROUP

| *UW Unit* | *Distinctive Advantage* |
|---|---|
| **Professional** | Recognized brand, ranked among the top writers world-wide due to our track record of superior technical expertise<br>U.S. market activity is concentrated within a smaller number of larger insurers (top 10 D&O writers combined write approximately 70% of the U.S. market[1]). Unique underwriting, claims expertise and a willingness to write relatively large policy limits constitute a natural barrier to entry |
| **Construction** | Introduced in 2010 with a unique vertical approach to its market, reached $2 billion in top line in its 7 years of operation<br>The only vertically organized multi-line Construction insurer with dedicated underwriters in all lines, plus Risk Engineering |
| **Casualty** | The root of XL's franchise – track record in low frequency high severity lines. XL was created in 1986 in response to the U.S. liability insurance crisis of the 1980s. Historic Brand with strong reputation as a recognized leader, broad product offering and large line size capacity |
| **Global Risk Management** | A global perspective to deliver insurance solutions to address the domestic and multinational exposures of North American based companies |
| **Property** | Blend of UW and engineering expertise<br>Large size global capacity with over 200 property risk engineers worldwide |
| **Environmental** | One of the few vertical offering with expertise on complex environmental risks |



© 2018, XL Group Ltd. All rights reserved. (1) Fitch research

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© 2018, XL Group Ltd. All rights reserved. 22 UW Unit Distinctive Advantage Casualty One of the leading franchise in Global Programs Broad commercial client profile ranging from Small Medium Enterprises with a minimum turnover of USD 10 million up to Top 100 companies Property Highly diversified portfolio by geography, customer size, industry, product and distribution channel. Strong depth and breadth of property underwriting expertise and product knowledge, across all geographies. This is married with key senior broker relationships that attracts profitable business and improves retention Financial Lines Flexible platform across geographies serving multiple distribution channels solidifying strong trading partner relationships. Experienced local underwriting teams with superior technical expertise providing client tailored solutions supported by best in class claims handling and service Construction Global network for policy issuance, claims handling and risk engineering. Superior handling of global captive solutions from underwriting through administration, claims handling and risk engineering Portfolio Diversification Rich and diversified product mix with varied product lines International Insurance

# Reinsurance

## *Global reach, local touch*

**Portfolio Diversification**

XL GROUP

Organized around the primary reinsurance centers, all our regions have market leading capabilities supported by cutting-edge management information tools

Resilient and diverse portfolio built around strong relationship with clients. For example in the Bermuda book we have traded continuously with > 60% of our clients since 1993

Classes of business

**Property**
- Aggregate Excess of Loss
- Catastrophe Excess of Loss
- Facultative
- Per-Risk Excess of Loss
- Proportional Treaty

**Casualty & Professional**
- General Liability
- Professional Liability
- Workers' Compensation
- Facultative

**Specialty**
- Accident & Health
- Agriculture
- Aviation
- Credit and Surety
- Marine & Energy
- Whole Accounts

Nimble, highly adaptable operations: 43 offices,18 countries $4 billion NPW

| Regions | N. America | Bermuda | London | Europe, Middle East & Africa | Asia Pacific & Latin America |
|---|---|---|---|---|---|
| % of portfolio | 16% | 40% | 14% | 15% | 15% |



| Products | Property Cat | Property Other | Casualty & Professional | Casualty Other | Specialty & Other |
|---|---|---|---|---|---|
| % of portfolio | 22% | 28% | 6% | 13% | 31% |

© 2018, XL Group Ltd. All rights reserved.

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© 2018, XL Group Ltd. All rights reserved. Strong Brand Highest client satisfaction Re/insurance Company of the Year – European and UK Captive Awards 2017 Captive Fronting Partner & Customer Care Award – UK Captive Services Awards 2017 US Captive Services Award for Re/insurance Award – US Captive Awards 2017 Bermuda Insurer of the Year – Reactions magazine 2017 24 Gracechurch SurveyJ.D. Power 2016 & 2017 Large Commercial Insurance Study Highest in Customer Satisfaction, Large Insurers Top Performer, London Market Across Nearly All Metrics Continue to lead in client excellence and innovation Strong Brand and client satisfaction

© 2018, XL Group Ltd. All rights reserved. Uncompromising, high levels of service no matter where you work with us or across which products highly experienced, locally empowered professionals Delivered by a team of Strong Brand and Reputation for paying claims quickly and fairly 25 Strong Brand and client satisfaction Key Highlights 700+ Dedicated Claims Staff 50 Offices around the world 24 Countries 100+ additional Countries through Network Partners 150,000 claims managed in 2017 Our reputation is built upon our track record 11.7 17.5 23.2 29.3 36.2 38.2 0 10 20 30 40 50 2013 2014 2015 2016 2017 2018 Reinsurance Insurance Cumulative Paid Losses - 2013 to 1Q 2018 (USD billion)

© 2018, XL Group Ltd. All rights reserved. Marsh 17% Aon 14% Willis Towers Watson 10% JLT 4% Arthur J Gallagher & Co 4% Lockton 4% All Other 47% 26 Portfolio reliance on top 3 brokers is stable, but reduced since 2014… Top 3 42% Relevance with brokers partners Access to global business through network of proprietary and Global partners’ ‘Rented’ networks 2017 Full Year GWP Broker Distribution A truly Global Network Owned Network Rented Network 2014 2015 2016 2017 Business originated from top 3 Brokers 47% 41% 41% 41% Relevance and Global Distribution Network

© 2018, XL Group Ltd. All rights reserved. XL Catlin’s answer to multinational coverage 27 One of the largest providers in the world Over $1.0 billion in Global Program premiums written in 2017 Lead ~2500 Global Programs, encompassing over 20,000 policies globally. Recognized as a market leader in the captive space. With our extensive network, we can localize coverage in more than 215 countries around the world Our network partners are managed through regional hubs with multi-lingual personnel How we differentiate from our competitors Long standing track record of 30+ years of global program management Flat and simple organization structure with access to decision makers Supported by a core team, the Global Program Center of Excellence, working with underwriters and operations personnel to ensure quality delivery of programs Accelerated money movement to captives and panel reinsurers Recognized brand for handling critical and complex claims timely and fairly Client-centric approach based on award winning single-point claim and a global financial management system EMEA Americas UK & Ireland Asia Pacific 0% 20% 40% 60% 80% Liability Property Marine Professional Fine Art & Specie 0% 20% 40% 60% Global Programs portfolio By Producing Region (country of the master policy) By Business Line Relevance and Global Distribution Network

© 2018, XL Group Ltd. All rights reserved. Recognized Leader in Innovation Examples of execution: Partner of Blockchain Insurance Industry Initiative (B3i) based in Zurich Partner with UK based Oxbotica, autonomous vehicle software company 28 Constructive A cultural mind set instilled across the entire organization #1 position in the Pacesetter ranking for the second year in a row. Annual recognition for product innovation in the P&C insurance industry. 26 new products in 2017 and 75+ new products since 2014 An XL core value “Be future-focused”. Encourages and inspires employees to embrace change and think creatively Disruptive XL Innovate - Our venture fund focused on solutions to emerging and underserved risks or innovative insurance models or applications Provides companies with equity capital, unparalleled partnership experience in building new ventures in insurance and risk management, as well as access to the global underwriting skills and capacity of XL Catlin Accelerate – Internal incubator, creates and delivers proof of concepts, which if successful, are rapidly scaled across the Company Works with external partners on a wide range of initiatives; from artificial intelligence to distribution, product propositions and process innovation.

© 2018, XL Group Ltd. All rights reserved. Continuing to build on our multi-faceted alternative capital strategy to leverage our risk origination position 29 Integrated Underwriting Capital Management team overseeing all underwriting risk transfer effort - blending the best combination of reinsurance and alternative capital to build sustainable, long term shareholder value and beneficial risk transfer partnerships Well positioned to continue to capture the benefits of efficiencies in the risk transfer chain matching our superior risk origination engine as directly as possible with the right capital Currently deploying over $3.5 billion in alternative capital Across a spectrum of structures and activities including sponsoring catastrophe bonds Purchasing collateralized reinsurance for both natural catastrophe risk and whole account exposures Building aligned relationships with large end investors (e.g. institutional asset managers and pension funds) Involving our majority owned insurance linked securities asset management platform, New Ocean Capital Management, where appropriate

© 2018, XL Group Ltd. All rights reserved. 98.5% 93.7% 92.0% 90.6% 93.1% 90.7% 90.2% 85.0% 87.5% 90.0% 92.5% 95.0% 97.5% 100.0% 102.5% 105.0% 2011 2012 2013 2014 2015 2016 2017 30.9% 31.0% 30.5% 31.2% 33.6% 32.0% 30.8% 29.0% 30.0% 31.0% 32.0% 33.0% 34.0% 35.0% 2011 2012 2013 2014 2015 2016 2017 6.9 7.2 7.4 7.8 10.7 13.6 14.8 0 2 4 6 8 10 12 14 16 2011 2012 2013 2014 2015 2016 2017 Operating Highlights - Expanding P&C Margins Consistently improved Accident Year loss ratio and dramatically improved expense ratio while growing the portfolio 30 Expense Ratio Accident Year* Combined Ratio ex-Cats Accident Year* Loss Ratio ex-Cats P&C GPW USD Billion * Excluding net prior year development CAGR 12% 67.5% 62.6% 61.5% 59.4% 59.5% 58.7% 59.2% 55.0% 57.5% 60.0% 62.5% 65.0% 67.5% 70.0% 2011 2012 2013 2014 2015 2016 2017

# Operating Highlights - Strong Balance Sheet

*Capital position remains strong and redundant to all stakeholders models, ample flexibility through a combination of Operating Earnings and Risk Optimization*

XL GROUP

## Internal Model / Regulatory

Significant capital buffer allowed us to absorb net catastrophe losses in 2017

All capital instruments recognized as Eligible Capital by Group Regulator

XL is first and only company to have Internal Model approved by the Bermuda Monetary Authority



USD Billion
14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
12.6
213%
6.4
12.1
198%
6.1
Avail. Capital Q4-16
ECR[1] Q4-16
Est. Avail. Capital Q4-17
Est. ECR[1] Q4-17

## Rating Agencies

| | Financial Strength Rating | Senior Notes | Sub | Preferred |
|---|---|---|---|---|
| AM Best | A | - | - | - |
| Fitch | A+ | BBB+ | BBB- | BBB- |
| Moody's | A2 | Baa2 | Baa3 | Ba1 |
| S&P | A+ | A- | BBB | BBB |

S&P Full Analysis Report December 8th 2017

*"We assess XL's capital and earnings as very strong, which we view as reflective of the company's long-term capital management…*

*…although the company has historically maintained 'AAA' capitalization and it may be the case during certain periods, our view of the company's long-term capital management strategy is better aligned with capital redundancy at the 'AA' level"*

1 Enhanced Capital Requirement

© 2018, XL Group Ltd. All rights reserved.

31

# Operating Highlights - Investments[1]

*High quality and well diversified investment portfolio with the principal objective to support (re)insurance operations while maximizing risk adjusted return on capital*

XL GROUP

## Asset Allocation



U.S. Gov. related and supported
Non-U.S. Gov. related and Supported
Corporate
Mortgage & asset-backed securities
Equities
Hedge Funds & PE
Other Investments
Cash and Short Term
12%
17%
3%
5%
2%
Q1-18
14%
20%
27%

## Fixed Income Portfolio by credit rating



BB and below, 3.5%
AAA, 47.8%
BBB, 11.4%
A, 21.2%
AA, 16.1%

| Highlights | Q1-18 | Q4-17 |
|---|---|---|
| Fixed Income Portfolio | | |
| Carrying value $m | 28,648 | 28,902 |
| Avg. pre-tax book yield[2] | 2.7% | 2.6% |
| Avg. market yield | 2.6% | 2.3% |
| Avg. new money yield | 2.7% | 2.3% |
| Avg. duration | 3.9 | 3.9 |
| Avg. credit quality | AA | AA |

Our investment strategy is based on a structured investment process to maximize enterprise value subject to various considerations and constraints, including the liability profile, business needs, liquidity, and regulatory requirements

1 All figures based on U.S. GAAP and excluding the designated investments that support the life retrocession arrangement with GreyCastle ("Life Funds Withheld Assets")
2 Gross of expenses

© 2018, XL Group Ltd. All rights reserved.

32

© 2018, XL Group Ltd. All rights reserved. 33

© 2018, XL Group Ltd. All rights reserved. Appendix

# Coupon Interest Expenses[1] and Preference Shares Dividends schedule

## Income Statement view[2]

USD million

Amounts may not add up due to rounding

| | | | | Q117 | | | Q217 | | | Q317 | | | Q417 | | | FY 2017 | Q1 2018 | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Maturity | Struct. | Coupon | Spread | Princ. ($m) | Prefs Coupon % | Int. / Div. ($m) | Princ. ($m) | Prefs Coupon % | Int. / Div. ($m) | Princ. ($m) | Prefs Coupon % | Int. / Div. ($m) | Princ. ($m) | Prefs Coupon % | Int. / Div. ($m) | Int. / Div. ($m) | Princ. ($m) | Prefs Coupon % | Int. / Div. ($m) |
| 2018 | Senior | 2.30% | | 300.0 | | 1.7 | 300.0 | | 1.7 | 300.0 | | 1.7 | 300.0 | | 1.7 | 6.9 | 300.0 | | 1.7 |
| 2021 | Senior | 5.75% | | 400.0 | | 5.8 | 400.0 | | 5.8 | 400.0 | | 5.8 | 400.0 | | 5.8 | 23.0 | 400.0 | | 5.8 |
| 2024 | Senior | 6.38% | | 350.0 | | 5.6 | 350.0 | | 5.6 | 350.0 | | 5.6 | 350.0 | | 5.6 | 22.3 | 350.0 | | 5.6 |
| 2027 | Senior | 6.25% | | 325.0 | | 5.1 | 325.0 | | 5.1 | 325.0 | | 5.1 | 325.0 | | 5.1 | 20.3 | 325.0 | | 5.1 |
| 2043 | Senior | 5.25% | | 300.0 | | 3.9 | 300.0 | | 3.9 | 300.0 | | 3.9 | 300.0 | | 3.9 | 15.8 | 300.0 | | 3.9 |
| 2025 | Sub | 4.45% | | 500.0 | | 5.6 | 500.0 | | 5.6 | 500.0 | | 5.6 | 500.0 | | 5.6 | 22.3 | 500.0 | | 5.6 |
| 2045 | Sub | 5.50% | | 500.0 | | 6.9 | 500.0 | | 6.9 | 483.3 | | 6.6 | 483.3 | | 6.6 | 27.0 | 483.3 | | 6.6 |
| 2047 | Sub[3] | 3.25% | | | | - | 568.8 | | 0.1 | 587.0 | | 4.8 | 597.1 | | 4.9 | 9.7 | 616.1 | | 4.8 |
| **Coupon Interests on Debt Securities[1]** | | | | | | **34.5** | | | **34.6** | | | **39.0** | | | **39.1** | **147.3** | | | **39.3** |
| (Reported within Interest Expense in the Income Statement) | | | | | | | | | | | | | | | | | | | |
| **(Gain)/Loss from tender of Sub-Debt securities** | | | | | | | | | | | | **1.6** | | | | **1.6** | | | |
| (Reported within Extinguishment of Debt in the Income Statement) | | | | | | | | | | | | | | | | | | | |
| Perp. | Prefs D | Floating | 3.1200% | 345 | 4.14% | 3.6 | 345 | | | 287 | 4.28% | 3.5 | 287 | 4.43% | 3.2 | 10.3 | 287 | 4.48% | 3.3 |
| Perp. | Prefs CICL[4] | Floating | 2.9750% | 600 | 7.25% | 21.8 | 600 | 4.00% | 6.0 | 553 | 4.13% | 5.8 | 553 | 4.28% | 6.1 | 39.6 | 553 | 4.33% | 6.1 |
| Perp. | Prefs E | Floating | 2.4575% | 1,000 | 6.50% | 32.5 | 1,000 | | | 670 | 3.62% | 6.2 | 670 | 3.76% | 6.4 | 45.1 | 670 | 3.82% | 6.5 |
| **Preference Shares Dividends** | | | | | | **57.8** | | | **6.0** | | | **15.5** | | | **15.7** | **95.0** | | | **15.6** |
| **(Gain)/Loss from repurchase of Preference Shares** | | | | | | | | | | | | **(14.3)** | | | | **(14.3)** | | | |
| **Total[5]** | | | | | | **57.8** | | | **6.0** | | | **1.2** | | | **15.7** | **80.7** | | | **15.6** |
| (Reported within Non-controlling Interests in the Income Statement) | | | | | | | | | | | | | | | | | | | |
| 3mth LIBOR at Determination Date[6] | | | | | 1.02% | | | 1.02% | | | 1.16% | | | 1.31% | | | | 1.36% | |

3mth LIBOR on Determination Date for Q1 and Q2, 2018 was 1.36% and 1.72%, respectively

1 Coupon expense excludes the impact of discount accretion and amortization of issuance costs associated with these bonds. It also excludes other expenses related to a capital lease and funds held liabilities that are reported as interest expense within our financial statements.

2 Accounting of Preference Shares dividends is based on the dividend declaration date with no accrual posted (this differs from the accounting of coupon interests on Debt securities for which interest accrual is posted every quarter).

3 EURO denominated Subordinated Debt converted into USD for US GAAP reporting at the respective quarter end prevailing rate.

4 CICL = Catlin Insurance Company Ltd.

5 Total represents only items related to Preference Shares and does not include the equity interest attributable to third party investors which is also reported within Non-controlling Interests.

6 LIBOR determination date is defined as two LIBOR business days prior to the first day of dividend calculation period.

© 2018, XL Group Ltd. All rights reserved.

35

© 2018, XL Group Ltd. All rights reserved. Details of Life Retrocession Arrangements XL does not bear underwriting or investment risk 36 Impact on Income Statement is offset by the same item with opposite sign within Other Comprehensive Income (“OCI”) resulting in a neutral effect on our Balance Sheet and Capital Movement in OCI offsets the Income Statement resulting in a net zero impact on XL’s Capital

© 2018, XL Group Ltd. All rights reserved. Disclosure related to the estimation of Probable Maximum Loss (“PML”) 37 PML includes secondary uncertainty that incorporates variability around the expected probable maximum loss for each event, do not represent our maximum potential exposures and are pre-tax. These estimates assume that amounts due from reinsurance and retrocession purchases are 100% collectible. There may be credit or other disputes associated with these potential receivables. Loss exposure estimates for all event risks are derived from a combination of commercially available and internally developed models together with the judgment of management, as overseen by XL’s Board of Directors. Actual incurred losses may vary materially from our estimates. Factors that can cause a deviation between estimated and actual incurred losses may include: • Inaccurate assumptions of event frequency and severity; • Inaccurate or incomplete data; • Changing climate conditions that may add to the unpredictability of frequency and severity of natural catastrophes in certain parts of the world and create additional uncertainty as to future trends and exposures; • Future possible increases in property values and the effects of inflation that may increase the severity of catastrophic events to levels above the modeled levels; • Natural catastrophe models that incorporate and are critically dependent on meteorological, seismological and other earth science assumptions and related statistical relationships that may not be representative of prevailing conditions and risks, and may therefore misstate how particular events actually materialize, causing a material deviation between forecasted and actual damages associated with such events; and • A change in the legislative, regulatory and judicial climate. For the above and other reasons, the incidence, timing and severity of catastrophes and other event types are inherently unpredictable and it is difficult to estimate the amount of loss any given occurrence will generate. As a consequence, there is material uncertainty around our ability to measure exposures associated with individual events and combinations of events. This uncertainty can cause actual exposures and losses to deviate from those amounts estimated, which in turn can create a material adverse effect on our financial condition and results of operations and may result in substantial liquidation of investments, possibly at a loss, and outflows of cash as losses are paid.

# Glossary

XL GROUP

| | |
|---|---|
| **AY** | Accident Year |
| **AOCI** | Accumulated Other Comprehensive Income |
| **AY UW Income ex-Cats** | Accident Year Underwriting Income excluding the impact of Catastrophe Losses |
| **Corp. Op. Exp.** | Corporate Operating Expenses |
| **DTA** | Deferred Tax Assets |
| **EPS** | Earnings Per Share |
| **EQ** | Earthquake |
| **GPW** | Gross Premiums Written |
| **Life FWA** | Life Funds Withheld Assets, the designated investments that support the life retrocession arrangement with GreyCastle |
| **NCI** | Non Controlling Interests |
| **NII + Aff. Income** | Net Investment Income plus Affiliate Income |
| **Non-op tax adj** | Non Operating Tax Adjustment |
| **Operating ROE ex AOCI** | Operating ROE excluding average accumulated other comprehensive income |
| **PYD** | Prior Year Development |
| **Real gains/loss on inv.** | Realized gains and losses on Investments |
| **WS** | Windstorm |

© 2018, XL Group Ltd. All rights reserved.

38

© 2018, XL Group Ltd. All rights reserved. Reconciliation of Book Value Per Share to Tangible Book Value Per Share 39 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (U.S. dollars in thousands, except share and per share amounts) Three Months Ended Twelve Months Ended Nine Months Ended Six Months Ended Three Months Ended Twelve Months Ended Nine Months Ended Six Months Ended March 31, December 31, September 30, June 30, March 31, December 31, September 30, June 30, 2018 2017 2017 2017 2017 2016 2016 2016 Closing common shares outstanding - basic 258,171,836 256,033,895 255,980,636 258,489,379 263,773,739 266,927,220 270,409,084 276,772,053 Closing common shares outstanding - diluted 263,605,861 258,901,212 259,717,348 262,858,782 267,007,606 271,224,790 274,054,062 280,159,516 Book value per common share 37.30 38.46 38.83 42.87 41.61 40.98 42.94 42.22 Fully diluted book value per common share 36.53 38.04 38.27 42.15 41.10 40.33 42.37 41.71 Goodwill and other intangible assets 2,230,506 2,225,751 2,227,014 2,219,390 2,208,612 2,203,653 2,234,071 2,217,973 Tangible book value 7,398,023 7,622,566 7,712,833 8,861,162 8,766,272 8,734,859 9,378,095 9,467,215 Fully diluted tangible book value per common share 28.06 29.44 29.7 33.71 32.83 32.21 34.22 33.79

© 2018, XL Group Ltd. All rights reserved. Reconciliation of Operating Net Income to Net Income and Calculation of Related ROE Measures 1 See glossary 40 The following is a reconciliation of XL’s net income (loss) attributable to common shareholders to operating net income (loss) and also includes the calculation of annualized return on average common shareholders’ equity and annualized return on average common shareholders’ equity excluding average AOCI, in each case, both including and excluding Catlin-related integration costs and based on operating net income (loss). RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (U.S. dollars in thousands) Three Months Ended Three Months Ended March 31, March 31, 2018 2017 Net income (loss) attributable to common shareholders $ 152,648 $ 152,843 Net realized and unrealized (gains) losses on life retrocession embedded derivative and derivative instruments - Life Funds Withheld Assets (1) (22,921) 50,101 Net realized (gains) losses on investments and change in net unrealized (gains) losses on investments, trading and OTTI - Life Funds Withheld Assets 22,512 (33,068) Net investment income - Life Funds Withheld Assets (30,398) (33,364) Foreign exchange revaluation (gains) losses on and other income and expense items related to Life Funds Withheld Assets (10,683) (3,224) Net income (loss) attributable to common shareholders excluding Contribution from Life Retrocession Arrangements $ 111,158 $ 133,288 Net realized (gains) losses and OTTI on investments - excluding Life Funds Withheld Assets — (4,218) Net realized (gains) losses on investments AFS and OTTI - excluding Life Funds Withheld Assets 33,478 — Net realized (gains) losses and change in net unrealized gains (losses) on equity securities - excluding Life Funds Withheld Assets 36,014 — Net realized and unrealized (gains) losses on derivatives (4,221) 7,069 Net realized and unrealized (gains) losses on investments and derivatives related to the Company's insurance company affiliates (636) (2,051) Foreign exchange (gains) losses excluding Life Funds Withheld Assets 20,524 (112) Expenses related to the pending acquisition by AXA SA 22,648 — (Provision) benefit for income tax on items excluded from operating income (4,606) 2,167 Operating net income (loss) $ 214,359 $ 136,143 Catlin-related integration costs — 33,949 (Provision) benefit for income tax on Catlin-related integration costs — (3,768) Operating net income (loss) (excluding Catlin-related integration costs) $ 214,359 $ 166,324

© 2018, XL Group Ltd. All rights reserved. Reconciliation of Operating Net Income to Net Income and Calculation of Related ROE Measures (continued) 41 1 Diluted weighted average number of common shares outstanding is used to calculate per share data except when it is anti-dilutive to earnings per share or when there is a net loss. When it is anti-dilutive or when a net loss occurs, basic weighted average common shares outstanding is utilized in the calculation of net loss per share and net operating loss per share. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (U.S. dollars in thousands, except share and per share amounts) Three Months Ended Three Months Ended March 31, March 31, 2018 2017 Per common share results - diluted: Net income (loss) attributable to common shareholders $ 0.58 $ 0.57 Operating net income (loss) $ 0.82 $ 0.50 Weighted average common shares outstanding: Basic 256,922,376 265,690,364 Diluted (1) 261,175,868 269,766,805 Diluted - For Operating net income per share 261,175,868 269,766,805 Return on common shareholders' equity: Opening common shareholders' equity $ 9,848,317 $ 10,938,512 Closing common shareholders' equity (at period end) 9,628,529 10,974,884 Average common shareholders' equity for the period 9,738,423 10,956,698 Opening AOCI 889,431 715,546 Closing AOCI (at period end) 312,255 844,974 Average AOCI for the period 600,843 780,260 Average common shareholders' equity for the period excluding average AOCI 9,137,580 10,176,438 Annualized net income (loss) 610,592 611,372 Annualized operating net income (loss) 857,436 544,572 Annualized operating net income (loss) (excluding Catlin-related integration costs) 857,436 665,295 Annualized return on average common shareholders' equity 6.3% 5.6% Annualized operating return on average common shareholders' equity 8.8% 5.0% Annualized operating return on average common shareholders' equity excluding AOCI 9.4% 5.4% Annualized operating return on average common shareholders' equity excluding Catlin-related integration costs 8.8% 6.1% Annualized operating return on average common shareholders' equity excluding Catlin-related integration costs and AOCI 9.4% 6.5%

© 2018, XL Group Ltd. All rights reserved. Comment on Regulation G 42 XL presents its operations in ways it believes will be most meaningful and useful to investors, analysts, rating agencies and others who use XL’s financial information in evaluating XL’s performance. This document contains the presentation of (i) operating net income (loss) (“Operating Net Income”), which is defined as net income (loss) attributable to common shareholders excluding: (1) our net investment income - Life Funds Withheld Assets, (2) our net realized (gains) losses on investments available for sale - excluding Life Funds Withheld Assets, (3) our net realized and change in net unrealized (gains) losses on equity securities - excluding Life Funds Withheld Assets, (4) our net realized (gains) losses on investments (including OTTI) and change in net unrealized (gains) losses on investments, trading - Life Funds Withheld Assets, (5) our net realized and unrealized (gains) losses on derivatives, (6) our net realized and unrealized (gains) losses on life retrocession embedded derivative and derivative instruments - Life Funds Withheld Assets, (7) our share of items (2) and (5) for our insurance company affiliates for the periods presented, (8) our foreign exchange (gains) losses, (9) our expenses related to the pending acquisition by AXA SA, (10) our gain on the sale of our wholly-owned subsidiary XL Life Insurance and Annuity Company and the partial sale of our holdings in New Ocean Capital Management, (11) our net (gains) losses on the early extinguishment of debt, (12) our net (gains) losses from the repurchase of preference shares, (13) tax provision arising from our write-down of our deferred tax asset related to the U.S. Tax Cuts and Jobs Act, and (14) a provision (benefit) for income tax on items excluded from operating income ; (ii) annualized return on average common shareholders’ equity (“ROE”) based on operating net income (loss) (“Operating ROE”) including and excluding average AOCI, both inclusive and exclusive of Catlin-related integration costs; and (iii) Fully diluted tangible book value per common share (common shareholders’ equity excluding goodwill and intangible assets divided by the number of shares outstanding at the period end date combined with the dilutive impact of potential future share issues at any period end). These items are "non-GAAP financial measures" as defined in Regulation G. The reconciliation of such measures to the most directly comparable GAAP financial measures in accordance with Regulation G is included in this document on pages 40 and 41. Although the investment of premiums to generate income (or loss) and realized capital gains (or losses) is an integral part of our operations, the determination to realize capital gains (or losses), as well as absorb the volatility associated with marking our portfolio of public equity securities to market, is independent of the underwriting process. In addition, losses as the result of other-than-temporary declines in value and goodwill impairment charges are recognized in net income without actual realization. In this regard, certain users of our financial information, including certain rating agencies, evaluate earnings before tax and realized capital gains to understand the profitability of the operational sources of income without the effects of these variables. Furthermore, these users believe that, for many companies, the timing of the realization of capital gains is largely a function of economic and interest rate conditions. Net realized and unrealized (gains) losses on derivatives include all derivatives entered into by XL other than certain credit derivatives and the life retrocession embedded derivative. With respect to credit derivatives, because XL and its insurance company operating affiliates generally hold financial guaranty contracts written in credit default derivative form to maturity, the net effects of the changes in fair value of these credit derivatives are excluded (similar with other companies’ treatment of such contracts), as the changes in fair value each quarter are not indicative of underlying business performance. Net investment income - Life Funds Withheld Assets, and net realized (gains) losses on the life retrocession embedded derivative and derivative instruments - Life Funds Withheld Assets, have been excluded because, as a result of the GreyCastle Life Retro Arrangement, XL no longer shares in the risks and rewards of the underlying performance of the Life Funds Withheld Assets that support these retrocession arrangements. (continued in the next page)

© 2018, XL Group Ltd. All rights reserved. Comment on Regulation G 43 (continued from previous page) The returns on the Life Funds Withheld Assets are passed directly to the reinsurer pursuant to a contractual arrangement that is accounted for as a derivative. Therefore, net investment income from the Life Funds Withheld Assets and changes in the fair value of the embedded derivative associated with these GreyCastle Life Retro Arrangements are not relevant to XL’s underlying business performance. Foreign exchange (gains) losses in the income statement are only one element of the overall impact of foreign exchange fluctuations on XL’s financial position and are not representative of any economic gain or loss made by XL. Accordingly, it is not a relevant indicator of financial performance and it is excluded. In summary, XL evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income (loss), XL believes that showing operating net income (loss) enables investors and other users of XL’s financial information to analyze XL’s performance in a manner similar to how management of XL analyzes performance. In this regard, XL believes that providing only a GAAP presentation of net income (loss) would make it much more difficult for users of XL’s financial information to evaluate XL’s underlying business. Also, as stated above, XL believes that the equity analysts and certain rating agencies that follow XL (and the insurance industry as a whole) exclude these items from their analyses for the same reasons and they request that XL provide this non-GAAP financial information on a regular basis. Operating ROE is a widely used measure of any company’s profitability that is calculated by dividing annualized operating net income for any period other than a fiscal year when actual operating income is used by the average of the opening and closing common shareholders’ equity. XL establishes target Operating ROEs for its total operations, segments and lines of business. If XL’s Operating ROE targets are not met with respect to any line of business over time, XL seeks to re-evaluate these lines. Operating ROE including and excluding average AOCI, both inclusive and exclusive of Catlin-related integration costs, are additional measures of Company profitability. The most significant component of this exclusion is the mark to market fluctuations on XL’s investment portfolio that have not been realized through sales, and/or distortions to XL’s performance from Catlin-related integration costs related to the acquisition of Catlin. By providing these additional measures, users of our financial statements have the ability to include or exclude these items when considering our performance either on a standalone basis or for purposes of peer performance comparison. XL believes that fully diluted tangible book value per common share is a financial measure important to investors and other interested parties who benefit from having a consistent basis for comparison with other companies within the industry. However, this measure may not be comparable to similarly titled measures used by companies either outside or inside of the insurance industry. Fully diluted tangible book value per common share ("Fully diluted TBVPS") is a widely used non-GAAP financial measure that, much like BVPS, represents the value generated for our common shareholders excluding items such as goodwill and other intangible assets. The exclusion of these amounts allow for more meaningful comparisons between peers, specifically those that have been less acquisitive. Fully diluted TBVPS is calculated by dividing common shareholders' equity excluding intangible assets by the number of outstanding common shares at the applicable period end combined with the impact from dilution of share-based compensation and certain conversion features where dilutive.